USAA 500 Index Fund

Supplement dated September 16, 2022,

to the Summary Prospectus dated May 1, 2022 ("Summary Prospectus")

Effective September 16, 2022, Free Foutz has been added as a Portfolio Implementation Manager to the USAA 500 Index Fund (the "Fund"). Therefore, the table under Portfolio Manager in the Fund's Summary Prospectus is amended to include Mr. Foutz as follows:

	Title	Tenure with the Fund

Free Foutz	Portfolio Implementation Manager, VictoryShares	Since September 2022
and Solutions

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.